SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                               FORM 8-K


                           CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            May 21, 2003
                            ------------
                            Date of Report
                  (Date of Earliest Event Reported)

                        FIRST DELTAVISION, INC.
                        -----------------------
       (Exact Name of Registrant as Specified in its Charter)

    NEVADA                0-23511                87-0412182
    ------               ---------               ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)

                          9005 Cobble Canyon Lane
                            Sandy, Utah 84093
                      ------------------------------
                 (Address of Principal Executive Offices)

                           (801) 942-0555
                            --------------
                     Registrant's Telephone Number

                                  N/A
                                  ---
        (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.  Regulation FD Disclosure

     See Exhibit 99, Press Release dated May 21, 2003, a copy of which is attached hereto and incorporated herein by reference.



                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST DELTAVISION, INC.



Date:  5/22/03                         /s/ David C. Merrell
     --------------                   -------------------------------------
                                        David C. Merrell
                                        Director and President